UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22517

       ASGI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)

c/o Alternative Strategies Group, Inc.
 401 South Tryon Street
            Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
          Boston, MA  02116
 (Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Statements as of and for the
Year Ended March 31, 2014 with
Report of Independent Registered Public Accounting Firm

ASGI Corbin Multi-Strategy Fund, LLC

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Schedule of Investments	2

Consolidated Statement of Assets, Liabilities and Net Assets	9

Consolidated Statement of Operations	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Statement of Cash Flows	12

Consolidated Financial Highlights	13

Notes to Consolidated Financial Statements	14

Supplemental Information	34

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Managers of
ASGI Corbin Multi-Strategy Fund, LLC:

We  have  audited  the  accompanying consolidated financial  statements of  ASGI  Corbin  Multi- Strategy Fund, LLC (the Fund), and its wholly-owned subsidiary ASGI Special Asset Holdings, Inc., which comprise the consolidated statement of assets, liabilities and net assets, including the consolidated schedule of investments, as of March 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets for the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. These consolidated financial statements and consolidated  financial  highlights  are  the  responsibility  of  the  Fund’s  management.     Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of the securities owned as of March 31, 2014, by correspondence with the underlying managers and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Corbin Multi-Strategy Fund, LLC as of March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

May 30, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments
As of March 31, 2014

Strategy	Investments	Cost	Fair Value
Investment Funds - 101.33% Asset-Backed Securities - 19.37%
Halcyon Structured Opportunities Fund, LP*		$13,992	$8,822
Perella Weinberg Partners Asset Based Value Offshore Fund LP		7,327,079	8,725,328
Pine River Fixed Income Fund Ltd.		5,478,811	6,738,859
Seer Capital Partners Offshore Fund Ltd.		5,350,000	6,206,063
Serengeti Lycaon Overseas Ltd		4,599,402	5,889,989
Serengeti Segregated Portfolio Company, Ltd.		559,597	703,445
			28,272,506
Equity Special Situations - 9.02% Ironsides Partners Special Situations Offshore Fund Ltd.		1,543,648	1,756,119
Jet Capital Concentrated Offshore Fund, Ltd.		3,997,383	5,343,937
Jet Capital Select Opportunities Offshore Fund, Ltd.		1,400,000	1,668,831
Pershing Square Holdings, Ltd		2,602,093	3,179,011
Third Point Offshore Investors Ltd		802,649	1,211,466
			13,159,364
Event Driven/Distressed - 20.92% Anchorage Capital Partners Offshore, Ltd		8,118,631	9,999,069
Anchorage Capital Partners, LP		11,470	362
Archer Capital Fund LP*		49,478	47,810
Archer SPE I, L.L.C.*		67,294	46,813
Drawbridge Special Opportunities Fund, L.P.*		1,102,707	1,729,843
Garrison Special Opportunities Fund LP*		707,610	680,117
New Point V Ltd		154,597	177,964
New Point VI Ltd		286,650	297,676
Redwood Offshore Fund, Ltd		7,900,000	9,961,084
Silver Lake Credit Fund (Offshore), Ltd		7,691	8,505
Venor Capital Offshore Ltd.		6,100,000	7,592,037
			30,541,280
Global Macro - 17.63% Autonomy Global Macro Fund Ltd		5,300,000	5,900,599
BH Macro Ltd		2,988,693	2,816,181
Brevan Howard Fund Limited		3,068,126	3,259,120
D.E. Shaw Oculus International Fund		3,026,248	3,354,368
Discovery Global Macro Fund Ltd.		4,500,000	4,435,483
Fortress Macro Fund Ltd		3,600,000	3,721,479
Tyticus Partners II Ltd		83,103	66,042
WCG Offshore Fund, Ltd		2,125,313	2,184,594
			25,737,866

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2014

Strategy	Investments	Cost	Fair Value
Investment Funds - 101.33% (continued) Long/Short Equity - 24.40%
Cadian Offshore Fund Ltd.		$5,708,434	$6,250,942
Marble Arch Offshore Partners Ltd		6,020,568	6,399,166
Pelham Long/Short Fund Ltd		4,400,000	6,088,081
Squadra Equity Fund, Ltd		2,750,000	2,607,134
SRS Partners, Ltd.		6,250,000	8,674,699
SRS Special Opportunities Master II LP		1,000,000	1,156,011
Tekne Offshore Fund, Ltd.		3,600,000	4,399,690
TPG-Axon Partners, LP*		47,137	38,129
			35,613,852
Relative Value - 9.99% D.E. Shaw Composite Fund LLC*		86,964	83,042
D.E. Shaw Composite International Fund		7,000,000	7,667,919
Kildonan Castle Global Credit Opportunity Fund Ltd.		3,800,000	4,115,026
QVT SLV Onshore Ltd*		26,171	53,950
QVT Special Investment Onshore Fund Ltd*		19,373	27,796
Saba Capital Leveraged Offshore Fund, Ltd.		3,172,643	2,637,022
			14,584,755

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2014

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options - 0.03% Currency Options - 0.00%
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY		JPY 120	04/24/2014	$5,808	$–

Index Options - 0.03%
Put Option - OTC - Morgan Stanley Capital Services Inc., NKY		$14,000	06/13/2014	32,807	19,711
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX		$1,825	05/17/2014	12,018	11,490
Put Option - OTC - Morgan Stanley Capital Services Inc., RUY		$1,160	04/19/2014	9,730	10,395
Put Option - OTC - Morgan Stanley Capital Services Inc., RUY		$1,140	04/19/2014	12,085	6,160
					47,756
Total Investments (Cost $126,826,003**) - 101.36%					147,957,379
Other Assets and Liabilities, net - (1.36)%					(1,988,849)
Net Assets - 100.00%					$145,968,530

Percentages shown are stated as a percentage of net assets as of March 31, 2014.  All investments in Investment Funds are non- income producing.

*	Investment Fund held in ASGI Special Asset Holdings, Inc.

**	The cost and unrealized appreciation/(depreciation) of investments as of March 31, 2014, as computed for federal tax purposes, were as follows:

Aggregate cost	$143,530,669

Gross unrealized appreciation	$5,443,223
Gross unrealized depreciation	(1,016,513)
Net unrealized appreciation	$4,426,710

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2014

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	24.07%
Event Driven/Distressed	20.64
Asset-Backed Securities	19.11
Global Macro	17.40
Relative Value	9.86
Equity Special Situations	8.89
Total Investment Funds	99.97
Purchased Options	0.03
100.00%

Credit Default Swaps Outstanding as of March 31, 2014:
Credit Default Swap Agreements on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	iTraxx Europe Series 9 Version 1	Buy	(0.25)	6/20/2015	€285,000	$(1,524)	$(849)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$408,000	(35,581)	(12,013)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.18	Buy	(1.00)	6/20/2017	$1,520,000	(31,075)	10,538
						$(68,180)	$(2,324)

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2014

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	(1,618)	3,845
Morgan Stanley Capital Services Inc.	BorgWarner, Inc.	Buy	(1.00)	3/20/2015	$57,000	(480)	(816)
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(1,885)	(1,465)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	(1,618)	3,845
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(2,356)	(972)
Morgan Stanley Capital Services Inc.	Credit Suisse (USA), Inc.	Buy	(0.33)	12/20/2014	$81,000	(128)	141
Morgan Stanley Capital Services Inc.	Federal Republic Of Germany	Buy	(0.12)	9/20/2018	$114,000	309	4,324
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$21,000	348	3,611
Morgan Stanley Capital Services Inc.	Kingdom of Sweden	Buy	(0.69)	12/20/2015	$42,000	(478)	(606)
Morgan Stanley Capital Services Inc.	Masco Corp.	Buy	(1.00)	3/20/2015	$57,000	(466)	2,235
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	(809)	1,923
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	6/20/2014	$98,000	(209)	384
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	9/20/2014	$32,500	(148)	212
Morgan Stanley Capital Services Inc.	Nordstrom, Inc.	Buy	(1.00)	6/20/2014	$100,000	(210)	(1,065)
Morgan Stanley Capital Services Inc.	People's Republic Of China	Buy	(1.00)	6/20/2016	$100,000	(1,458)	(1,057)
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$63,000	(380)	1,054
Morgan Stanley Capital Services Inc.	Simon Property Group, LP	Buy	(1.00)	12/20/2014	$126,000	(850)	(948)
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.00)	6/20/2014	$100,000	(212)	(1,334)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	390	1,988
						$(12,258)	$15,299

(1)	If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2014

Written Options Open as of March 31, 2014
	Description	Strike Price	Expiration Date	Premium Received	Fair Value
Currency Options
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	JPY 130	04/24/2014	$4,162	$–
Index Options
	Call Option - OTC - Morgan Stanley Capital Services Inc. SPX	$1,930	05/17/2014	6,282	(3,570)
	Put Option - OTC - Morgan Stanley Capital Services Inc. NKY	$12,750	06/13/2014	13,247	(5,777)
	Put Option - OTC - Morgan Stanley Capital Services Inc. RUY	$1,110	04/19/2014	4,717	(2,835)
	Put Option - OTC - Morgan Stanley Capital Services Inc. RUY	$1,090	04/19/2014	6,051	(1,645)
	Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	$1,750	05/17/2014	5,681	(4,740)
				35,978	(18,567)
				$40,140	$(18,567)

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of March 31, 2014 was as follows:

Derivative instruments not accounted for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Credit Contracts	Credit default swaps, at fair value	$1,047
Equity Contracts	Purchased index option contracts, at fair value	47,756
Total asset derivative instruments		$48,803

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(81,485)
Equity Contracts	Written index option contracts, at fair value	(18,567)
Total liability derivative instruments		$(100,052)

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2014

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the year ended March 31, 2014 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options/ Swaptions	Swaps	Futures	Forwards	Total
Equity Contracts	$(449,733)	$–	$(2,880)	$–	$(452,613)
Foreign Exchange Contracts	(17,132)	–	–	14,531	(2,601)
Credit Contracts	–	1,323	–	–	1,323
Total	$(466,865)	$1,323	$(2,880)	$14,531	$(453,891)

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options/ Swaptions	Swaps	Total
Equity Contracts	$30,443	$–	$30,443
Foreign Exchange Contracts	(9)	–	(9)
Credit Contracts	1,245	(29,419)	(28,174)
Total	$31,679	$(29,419)	$(453,891)

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Assets, Liabilities and Net Assets
As of March 31, 2014

Assets

Investments in Investment Funds, at fair value (cost - $126,753,555)	$147,909,623
Purchased currency option contracts, at fair value (cost - $5,808)	–
Purchased index option contracts, at fair value (cost - $66,640)	47,756
Total Investments	147,957,379
Cash and cash equivalents	4,101,303
Investments in Investment Funds paid in advance	1,800,000
Receivable for investments in Investment Funds sold	275,227
Other prepaid assets	22,640
Total assets	154,156,549

Liabilities

Tenders payable	2,697,911
Subscriptions received in advance	4,061,000
Due to Adviser	491,988
Management fee payable	451,829
Credit default swaps, at fair value (upfront premiums paid - $12,975)	80,438
Written index option contracts, at fair value (proceeds received - $35,978)	18,567
Investor Distribution and Servicing Fee payable	13,420
Deferred tax liability	13,152
Fund Board fees and expenses payable	8,324
Interest payable on credit default swaps	1,647
Accrued expenses and other liabilities	349,743
Total liabilities	8,188,019

Net Assets

Total net assets	$145,968,530

Net Assets consist of:

Paid-in capital	$143,932,935
Undistributed net investment loss	(13,938,172)
Accumulated net realized gain/(loss) on investments	(4,631,030)
Net unrealized appreciation/(depreciation) on investments	20,604,797
Retained earnings	2,035,595
Total net assets	$145,968,530

Net Assets per Share

ASGI Corbin Multi-Strategy Fund, LLC Class I (1,213,848.644 Shares outstanding)	$108.89
ASGI Corbin Multi-Strategy Fund, LLC Class A (130,734.910 Shares outstanding)	$105.51

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2014

Investment Income

Interest	$475

Fund Expenses

Management fee	1,675,711
Professional fees	391,941
Administrative and custodian fees	300,526
Income tax expense	83,618
Fund Board fees and expenses	49,228
Commitment fees	32,526
Investor Distribution and Servicing fee	29,144
Other operating expenses	106,886
Total operating expenses	2,669,580
Interest expense	67,930
Total expenses	2,737,510
Expense recoupment by Adviser	491,988
Net expenses	3,229,498
Net investment loss	(3,229,023)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	645,682
Net realized gain/(loss) on distributions from investments in Investment Funds	120,827
Net realized gain/(loss) on currency options	(17,132)
Net realized gain/(loss) on index options	(449,733)
Net realized gain/(loss) on credit default swaps	1,323
Net realized gain/(loss) on futures	(2,880)
Net realized gain/(loss) on forward foreign exchange contracts	14,531
Net realized gain/(loss) on foreign currency transactions	(1,070)
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	12,498,019
Net change in unrealized appreciation/(depreciation) on purchased currency option contracts	(14)
Net change in unrealized appreciation/(depreciation) on written currency option contracts	5
Net change in unrealized appreciation/(depreciation) on purchased index option contracts	5,021
Net change in unrealized appreciation/(depreciation) on written index option contracts	25,422
Net change in unrealized appreciation/(depreciation) on credit default swaps	(29,419)
Net change in unrealized appreciation/(depreciation) on swaptions	1,245
Net change in unrealized appreciation/(depreciation) on foreign currency translations	310
Total net realized and unrealized gain/(loss) from investments	12,812,137
Net increase in net assets resulting from operations	$9,583,114

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
Net increase/(decrease) in net assets	March 31, 2014	March 31, 2013
Operations

Net investment loss	$(3,229,023)	$(1,636,676)
Net realized gain/(loss) on investments in Investment Funds	645,682	857,526
Net realized gain/(loss) on distributions from investments in Investment Funds	120,827	–
Net realized gain/(loss) on currency options	(17,132)	(1,090)
Net realized gain/(loss) on index options	(449,733)	(4,880)
Net realized gain/(loss) on credit default swaps	1,323	(35,825)
Net realized gain/(loss) on equity sold short	–	(11,799)
Net realized gain/(loss) on futures	(2,880)	–
Net realized gain/(loss) on forward foreign exchange contracts	14,531	–
Net realized gain/(loss) on foreign currency transactions	(1,070)	702
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	12,498,019	7,028,028
Net change in unrealized appreciation/(depreciation) on purchased currency option contracts	(14)	2,408
Net change in unrealized appreciation/(depreciation) on written currency option contracts	5	(1,327)
Net change in unrealized appreciation/(depreciation) on purchased index option contracts	5,021	563
Net change in unrealized appreciation/(depreciation) on written index option contracts	25,422	(22,848)
Net change in unrealized appreciation/(depreciation) on credit default swaps	(29,419)	(55,259)
Net change in unrealized appreciation/(depreciation) on swaptions	1,245	(1,245)
Net change in unrealized appreciation/(depreciation) on equity sold short	–	11,959
Net change in unrealized appreciation/(depreciation) on foreign currency translations	310	(245)
Net increase in net assets resulting from operations	9,583,114	6,129,992

Distributions to Shareholders

Distribution of ordinary income	(9,716,011)	(1,725,739)

Capital Transactions

Issuance of shares	52,300,026	77,635,743
Reinvestment of distributions	3,281,074	775,062
Shares tendered	(10,251,292)	(14,937,106)
Increase in net assets derived from capital transactions	45,329,808	63,473,699

Net Assets

Total increase in net assets	45,196,911	67,877,952
Beginning of year	100,771,619	32,893,667
End of year	$145,968,530	$100,771,619

Undistributed net investment loss	$(13,938,172)	$(3,359,591)

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2014

Cash Used in Operating Activities

Net increase in net assets resulting from operations	$9,583,114
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(51,352,455)
Purchase of derivative instruments	(1,486,423)
Proceeds from sales of investments in Investment Funds	11,705,616
Proceeds from sales of derivative instruments	1,000,668
Net realized (gain)/loss from investments in Investment Funds	(645,682)
Net realized (gain)/loss on options	466,865
Net realized (gain)/loss on credit default swaps	(1,323)
Net realized (gain)/loss on futures	2,880
Net realized (gain)/loss on forward foreign currency exchange contracts	(14,531)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(12,498,019)
Net change in unrealized (appreciation)/depreciation from derivative instruments	(2,260)
Net change in unrealized (appreciation)/depreciation on foreign currency translations	(310)
Decrease in investments in Investment Funds paid in advance	6,400,000
Decrease in receivable for investments in Investment Funds sold	4,630,265
Increase in other prepaid assets	(10,225)
Decrease in due from Adviser	132,340
Increase in due to Adviser	491,988
Increase in management fee payable	160,899
Increase in Investor Distribution and Servicing Fee payable	13,420
Increase in deferred tax liability	(6,997)
Decrease in Fund Board fees and expenses payable	(4,062)
Decrease in interest payable on credit default swaps	(434)
Increase in accrued expenses and other liabilities	63,557

Net cash used in operating activities	(31,371,109)

Cash Provided by Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $(2,137,000))	50,163,026
Distributions paid	(6,434,937)
Payments for shares tendered (net of change in payable for tenders of $1,027,630)	(9,223,662)
Proceeds from loan	7,500,000
Principal payments on loan	(7,500,000)

Net cash provided by financing activities	34,504,427

Cash and Cash Equivalents

Net increase in cash and cash equivalents	3,133,318
Cash and cash equivalents at beginning of year	967,675
Effect of exchange rate changes	310
Cash and cash equivalents at end of year	$4,101,303

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$67,930
Taxes paid for the year	$55,339
Reinvestment of distributions	$3,281,074

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Highlights

	Class I							Class A
	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013		For the Year Ended March 31, 2012(a)		For the Period from January 4, 2011(b) to March 31, 2011(a)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013(c)
Per Share operating performance:
(For Share outstanding throughout the year/period)
Net asset value per Share, beginning of year/period	$108.60	$102.67		$101.17		$100.00		$105.69	$100.00

Income/(loss) from investment operations:

Net investment income/(loss)(d)	(2.64)	(2.56)		(2.40)		(0.60)		(2.81)	(2.52)
Net realized and unrealized gain/(loss) from investments	10.38	10.85		3.90		1.77		10.08	10.57
Total income/(loss) from investment operations	7.74	8.29		1.50		1.17		7.27	8.05
Less: Distribution of ordinary income to Members	(7.45)	(2.36)		-		-		(7.45)	(2.36)
Net asset value per Share, end of year/period	$108.89	$108.60		$102.67		$101.17		$105.51	$105.69

Total return	7.26%	8.16%		1.48%		1.17%	(e)	7.02%	8.14%

Ratios to average net assets:
Gross expenses(f) (g)	2.02%	2.91%		4.15%		7.28%		2.26%	2.74%
Expenses recouped/ (reimbursed)(f) (g)	0.37%	(0.41%	)	(1.79%	)	(4.91%	)	0.37%	(0.17%	)
Net expenses, including non-reimbursable expenses(f) (g) (h)	2.39%	2.50%		2.36%		2.37%		2.63%	2.57%
Net investment income/(loss)(f) (g)	(2.39% )	(2.49%	)	(2.37%	)	(2.37%	)	(2.63% )	(2.56%	)
Net Assets, end of year/period (in thousands)	$132,174	$92,578		$32,894		$28,210		$13,794	$8,194

Portfolio turnover rate	9.06%	20.99%		33.34%		4.40%	(e)	9.06%	20.99%

(a)	Not consolidated numbers as ASGI Special Asset Holdings, Inc. commenced operation on April 1, 2012.
(b)	Inception date.
(c)	Date of first Member subscription into Class A Shares of the Fund following inception was April 1, 2012.
(d)	Based on average Shares outstanding.
(e)	Not annualized.
(f)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(g)	Annualized for periods less than one year.
(h)	Net expenses excluding non-reimbursable expenses are capped at 2.25% and 3.00% for Class I and Class A, respectively.

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2014

1.     Organization

ASGI Corbin Multi-Strategy Fund, LLC (the "Corbin Fund"), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since January 4, 2011. The Corbin Fund is a closed-end management investment company and is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.

ASGI Special Asset Holdings, Inc. (the "Domestic Blocker") has been registered as a corporation in the state of Delaware since March 23, 2012. The Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund and commenced operations on April 1, 2012 (the "Reorganization Date"). These financial statements are the consolidated financial statements of the Corbin Fund and the Domestic Blocker (collectively, the "Fund").

Alternative Strategies Group, Inc. (the "Adviser"), a North Carolina corporation, is the investment adviser to the Fund. The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the "Subadviser"). The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States ("U.S.") and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles ("Investment Funds"). The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.

The Fund's Board of Managers (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP").

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

(a)   Valuation of investments in Investments Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board. The fair value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund's interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund's reported valuation does not represent fair value. If it is determined that the Investment Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended March 31, 2014, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment in the Fund by strategy can be found in the tables within the Consolidated Schedule of Investments.

(b)  Consolidation – The Corbin Fund consolidates its investment in the Domestic Blocker because the Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund. Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for the Domestic Blocker. Any material intercompany accounts and transactions have been eliminated in consolidation.

(c)   Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required for the Corbin Fund. However, for the Domestic Blocker, an income tax provision was accrued and is disclosed in Note 13.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of March 31, 2014.

The Fund utilizes a tax-year end of October 31 and the Fund's income and federal excise tax returns and all financial records supporting the 2012 and 2013 returns are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2013 (the Fund’s last tax-year end), the Fund held a capital loss carryforward of $596,364, which can be used to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

(d)  Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's consolidated financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Consolidated Statement of Operations or in the Consolidated Financial Highlights.

(e)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(f)   Foreign currency translation – The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Unrealized gains and losses from such translation are included in change in unrealized appreciation/(depreciation) on foreign currency translations on the Consolidated Statement of Operations. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(g)   Options purchased – When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter ("OTC") have counterparty risk associated with them.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

(h)  Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(i)   Swaptions – These are options on swap contracts and are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

(j)   Futures contracts – The Fund purchases or sells futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest or foreign currency exchange rates and the underlying assets.

(k)  Forward foreign currency exchange contracts – The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

(l)   Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

(m)   Valuation of derivatives – The Fund has purchased and written index options and currency options and credit default swaps outstanding at March 31, 2014. The fair value of written and purchased index options and futures can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund's fair value hierarchy. The fair value of written and purchased OTC currency options, and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(n)    Distributions – Distributions will be paid at least annually on limited liability company interests ("Shares") in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a "Member") will automatically be a participant under the Fund's Dividend Reinvestment Plan ("DRP") and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member's broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(o)    Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

(p)   Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(q)   Expense limitation agreement – Through December 31, 2014, the Adviser has contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.25%. Members holding Shares designated as Class I ("Class I Shares") have no class-specific expenses. Members holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.25% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 3.00%. Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee charged to Class A Shares. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.

Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.25% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. No expenses were reimbursed to the Fund by the Adviser during the year ended March 31, 2014. However, expenses in the amount of $491,988 were recouped by the Adviser for the year ended March 31, 2014, and are included in the Consolidated Statement of Operations.

As of March 31, 2014, amounts subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expense were as follows:

Amount	Date
$480,912	March 31, 2015
$132,340	March 31, 2016

As of March 31, 2014, the amount of expenses recoupable by the Adviser and payable by the Fund was $491,988.

(r)   Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets;
and 0.050% of beginning of month net assets in excess of $400 million.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.

The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross ending assets at the end of each month.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(s)  Recent accounting pronouncements – In December 2011, FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in accordance with GAAP or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The objective of this information is to enable users of an entity's financial statements to evaluate the effect or potential effect of netting arrangements on an entity's financial position, including the effect or potential effect of rights of netting associated with certain financial instruments and derivative instruments in the scope of the update. The pronouncement is effective January 1, 2013, and must be applied retrospectively. Management has adopted this change in presenting the Fund's consolidated financial statements.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies: Amendments to the Scope, Measurement, and Disclosure Requirements. ASU 2013-08 amends the current criteria for an entity to qualify as an investment company, creates new disclosure requirements and amends the measurement criteria for certain interests in other investment companies. Under the new standard the typical characteristics of an investment company will be: (i) it has more than one investment and more than one investor, (ii) it has investors that are not related parties of the entity or the investment manager, (iii) it has ownership interests in the form of equity or partnership interests, and (iv) it manages substantially all of its investments on a fair value basis. The standard also reaffirms that a noncontrolling interest in another investment company should be measured at fair value instead of the equity method. It also includes additional disclosure requirements for an entity to disclose the fact that it is an investment company, and to provide information about changes, if any, in its status as an investment company. Finally, an entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investees. The requirements of the standard are effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, with early application prohibited. Management is currently evaluating the standard and does not anticipate it will have a material impact to the Fund's consolidated financial statements.

3.  Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Consolidated Statement of Operations and may include the following:

(a)   Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

For the year ended March 31, 2014, the Fund expensed Investor Distribution and Servicing Fees of $29,144. As of March 31, 2014, there were $13,420 of Investor Distribution and Servicing Fees payable to the Placement Agent.

(b)  Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent and its sub-agents are entitled to receive a placement fee based on the gross amount of Class A Shares purchased by a Member (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Member must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2014, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $84,530.

(c)   Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended March 31, 2014 are disclosed in Note 4.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

(d)   Fund Board fees and expenses – For the year ended March 31, 2014, the Fund incurred Fund Board fees, including out of pocket expenses, of $49,228. As of March 31, 2014, amounts payable to the Fund Board were $8,324.

4.  Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) and a commodity trading advisor (“CTA”). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to the Fund’s investors, nor will it be required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of March 31, 2014, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In addition, the CFTC, in consultation with other federal regulators, has proposed margin requirements for uncleared swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The proposed rule may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of March 31, 2014, the actual margin requirements and ultimate impact of the rule proposals on the Fund is uncertain.

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets, negotiating the subadvisory agreement, monitoring management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies, comparing the Subadviser’s performance, fee, and services to that of comparable investment advisers, and determining on an annual basis, or more frequently as necessary, whether to recommend to the Fund Board the continuation or termination of the subadvisory engagement. The Adviser, in conjunction with the Subadviser, develops, monitors and modifies, as necessary, the Fund’s expectations as to the range of, and target allocations to, general investment strategies to be utilized by the Investment Funds selected by the Subadviser. The Adviser closely monitors the Subadviser on a daily, monthly, quarterly, and annual basis and reviews monthly and quarterly compliance questionnaires and certifications provided by the Subadviser pursuant to the terms of the subadvisory agreement between the Fund, the Adviser and the Subadviser. Adviser personnel periodically visit the Subadviser to perform onsite due diligence on the Subadviser’s business operations, regulatory compliance and advisory services, and the Adviser reports the results of each visit to the Fund Board.

The Adviser performs additional services under the terms of the advisory agreement between the Fund and the Adviser, including but not limited to: (i) reviewing and reporting to the Fund Board on the performance of the Subadviser, (ii) providing office space and all necessary office facilities and equipment to perform its duties under the Advisory Agreement, (iii) permitting individuals who are directors, officers or employees of the Adviser to serve as a Manager or officer of the Fund without cost to the Fund, (iv) furnishing personnel (either as officers of the Fund or otherwise) to exercise oversight of and/or to conduct Fund operations and compliance and to monitor the services provided to the Fund by other service providers, including legal, accounting, administrative, transfer agency, audit, custody and other non-investment related services, and (v) furnishing to, or placing at the disposal of the Fund, such information, reports, valuations, analyses and opinions as the Fund Board may reasonably request or as the Adviser deems helpful to the Fund Board. With the approval of the Fund Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund's investment activities and holdings.

The Fund pays the Adviser each month a fee ("Management Fee") equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). The Management Fee incurred by the Fund for the year ended March 31, 2014 was $1,675,711. As of March 31, 2014, the Management Fee payable to the Adviser was $451,829. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

5.  Investment Fund Transactions

Purchases of investments in Investment Funds for the year ended March 31, 2014 were $51,352,455. Proceeds from sales of investments in Investment Funds for the year ended March 31, 2014 were $11,705,616.

6.  Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund's currency exchange risk, interest rate risk, credit risk and other risks. During the year ended March 31, 2014, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio. The Fund's hedge overlay includes a portfolio of single name credit default swaps to hedge the aggregate risk based on the Subadviser’s understanding of the underlying exposures of the applicable Investment Funds. The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, but bring the portfolio in line with the desired posture given the portfolio objectives. All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded. Such derivative contracts may include forwards, futures, options, swaptions, warrants and swaps.

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded OTC. Swaps are agreements to exchange cash flows on or before a specified future date on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. Swaptions are options on swap contracts and are similar to options on assets except that instead of selling or purchasing the right to buy or sell an asset, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. As of March 31, 2014, the Fund has written currency options, written index options, purchased currency options, purchased index options, and entered into credit default swaps. The counterparty for derivative transactions entered into by the Fund is Morgan Stanley Capital Services, Inc.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

The monthly average notional of currency options was JPY 4,875,000 for the year ended March 31, 2014. The monthly average number of open contracts of index options was USD 22 for the year ended March 31, 2014. The monthly average notional of credit default swaps was USD 3,625,462 and EUR 408,346 for the year ended March 31, 2014. The average number of future contracts was 1 for the year ended March 31, 2014. The average number of forward foreign currency exchange contracts was 1 for the year ended March 31, 2014.

The Fund's derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Consolidated Statement of Assets, Liabilities and Net Assets. As of March 31, 2014, the net change in unrealized appreciation/(depreciation) on written option contracts recorded on the Consolidated Statement of Operations was $25,427, the net change in unrealized appreciation/(depreciation) on credit default swaps recorded on the Consolidated Statement of Operations was $(29,419), the net change in unrealized appreciation/(depreciation) on purchased option contracts was $5,007 and the net change in unrealized appreciation/(depreciation) on the swaptions was $1,245.

Transactions in options contracts for the year ended March 31, 2014 were as follows:

Currency options purchased	JPY Notional	Cost
Balance at April 1, 2013	58,500,000	$5,808

Options expired	–

Balance at March 31, 2014	58,500,000	$5,808

Currency options written	JPY Notional	Premiums Received

Balance at April 1, 2013	63,375,000	$4,162

Options expired	–

Balance at March 31, 2014	63,375,000	$4,162

Index options purchased	Number of Contracts	Cost

Balance at April 1, 2013	10	$30,780

Options purchased	162	455,464
Options terminated in closing buy transactions	(19)	(28,397)
Options expired	(126)	(391,207)

Balance at March 31, 2014	27	$66,640

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

Index options written	Number of Contracts	Cost
Balance at April 1, 2013	20	$29,040

Options written	282	424,594
Options terminated in closing sell transactions	(125)	(193,267)
Options expired	(144)	(224,389)

Balance at March 31, 2014	33	$35,978

Swaptions purchased	Number of Contracts	Cost
Balance at April 1, 2013	1	$3,996

Swaptions expired	(1)	(3,996)

Balance at March 31, 2014	$–	–

Swaptions written	Number of Contracts	Cost
Balance at April 1, 2013	1	$1,994

Swaptions written	(1)	(1,994)

Balance at March 31, 2014	$–	–

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of March 31, 2014.

		Gross Amounts Presented on Consolidated Statement of Assets, Liabilities, and Net Assets
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Morgan Stanley Capital Services Inc.	ISDA	$1,047	$(81,485)	$(80,438)	$110,000	$29,562
Morgan Stanley Capital Services Inc.	OTC	47,756	(18,567)	29,189	–	29,189
Total		$48,803	$(100,052)	$(51,249)	$110,000	$58,751

7.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund portfolio managers.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of March 31, 2014.

The following table summarizes the Fund's investments in the Investment Funds during the year ended March 31, 2014, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 1.00% to 3.00% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Anchorage Capital Partners Offshore, Ltd	6.8%	$9,999,069	$1,567,968	$—	Annually	Cayman Islands
Redwood Offshore Fund, Ltd	6.7	9,961,084	1,337,857	—	Biennial	Cayman Islands
Perella Weinberg Partners Asset Based Value Offshore Fund LP	5.9	8,725,328	794,698	—	Quarterly	Cayman Islands
SRS Partners, Ltd.	5.9	8,674,699	2,223,163	—	Quarterly	Cayman Islands
D.E. Shaw Composite International Fund	5.2	7,667,919	667,919	—	Quarterly	Cayman Islands
Venor Capital Offshore Ltd.	5.1	7,592,037	1,067,031	—	Quarterly	Cayman Islands
Pine River Fixed Income Fund Ltd.	4.6	6,738,859	460,583	—	Quarterly	Cayman Islands
Marble Arch Offshore Partners Ltd	4.3	6,399,166	(192,845)	—	Quarterly	Cayman Islands
Cadian Offshore Fund Ltd.	4.2	6,250,942	80,223	44	Quarterly	Cayman Islands
Seer Capital Partners Offshore Fund Ltd.	4.2	6,206,063	509,401	—	Quarterly	Cayman Islands
Pelham Long/Short Fund Ltd	4.1	6,088,081	1,122,294	—	Monthly	Bermuda
Autonomy Global Macro Fund Ltd	4.0	5,900,599	221,286	—	Monthly	Cayman Islands
Serengeti Lycaon Overseas Ltd	4.0	5,889,989	819,789	8,554	Quarterly	Cayman Islands
Jet Capital Concentrated Offshore Fund, Ltd.	3.6	5,343,937	704,234	—	Monthly	Cayman Islands
Discovery Global Macro Fund Ltd.	3.0	4,435,483	(64,517)	—	Quarterly	Cayman Islands
Tekne Offshore Fund, Ltd.	3.0	4,399,690	690,217	—	Quarterly	Cayman Islands
Kildonan Castle Global Credit Opportunity Fund Ltd.	2.8	4,115,026	315,026	—	Quarterly	Cayman Islands
Fortress Macro Fund Ltd	2.5	3,721,479	138,453	—	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	2.3	3,354,368	(127,559)	—	Quarterly	Cayman Islands
Brevan Howard Fund Limited	2.2	3,259,120	(102,190)	—	Monthly	Cayman Islands
Pershing Square Holdings, Ltd	2.1	3,179,011	416,694	—	Quarterly	Guernsey
BH Macro Ltd	1.9	2,816,181	(287,744)	—	Daily	Guernsey
Saba Capital Leveraged Offshore Fund, Ltd.	1.8	2,637,022	(529,894)	—	Quarterly	Cayman Islands
Squadra Equity Fund, Ltd	1.8	2,607,134	(163,699)	—	Monthly	Cayman Islands
WCG Offshore Fund, Ltd	1.5	2,184,594	(86,964)	34,390	Quarterly	Cayman Islands
Ironsides Partners Special Situations Offshore Fund Ltd.	1.2	1,756,119	204,456	13,648	Not Permitted	Cayman Islands
Drawbridge Special Opportunities Fund, L.P.**	1.2	1,729,843	140,858	141,574	Annually	United States
Jet Capital Select Opportunities Offshore Fund, Ltd.	1.1	1,668,831	257,254	—	Monthly	Cayman Islands
Third Point Offshore Investors Ltd	0.8	1,211,466	247,149	55,410	Daily	Guernsey
SRS Special Opportunities Master II LP	0.8	1,156,011	156,011	—	Quarterly	Cayman Islands
Serengeti Segregated Portfolio Company, Ltd.	0.5	703,445	40,166	31,370	Not Permitted	Cayman Islands

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

Investments in Investment Funds (continued)	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Garrison Special Opportunities Fund LP**	0.5	680,117	15,057	(5,976)	Annually	United States
New Point VI Ltd	0.2	297,676	11,026	—	Not Permitted	Bermuda
New Point V Ltd	0.1	177,964	(32,786)	147,824	Not Permitted	Bermuda
D.E. Shaw Composite Fund LLC**	0.1	83,042	(6,477)	(41)	In Liquidation	United States
Tyticus Partners II Ltd	0.0	66,042	(9,639)	—	In Liquidation	Cayman Islands
QVT SLV Onshore Ltd**	0.0	53,950	(4,789)	18,281	In Liquidation	United States
Archer Capital Fund LP**	0.0	47,810	4,374	(369)	In Liquidation	United States
Archer SPE I, L.L.C.**	0.0	46,813	(3,498)	(5,790)	In Liquidation	United States
TPG-Axon Partners, LP**	0.0	38,129	(7,019)	(2,251)	In Liquidation	United States
QVT Special Investment Onshore Fund Ltd**	0.0	27,796	2,504	2,010	In Liquidation	United States
Halcyon Structured Opportunities Fund, LP**	0.0	8,822	(994)	—	In Liquidation	United States
Silver Lake Credit Fund (Offshore), Ltd	0.0	8,505	(16,046)	129,988	In Liquidation	Cayman Islands
Anchorage Capital Partners, LP	0.0	362	(2,785)	—	Annually	United States
BlueCrest Capital International Limited	—	—	(207,630)	170,773	Quarterly	Cayman Islands
COMAC Global Macro Fund Limited	—	—	98,665	(71,649)	Monthly	Cayman Islands
Fox Point Offshore Ltd	—	—	146,606	(150,617)	Semi-Annually	Cayman Islands
JHL Capital Group Fund, Ltd	—	—	(7,672)	12,854	Quarterly	Cayman Islands
QVT Onshore, LP**	—	—	(20,282)	16,278	Quarterly	United States
Tricadia Credit Strategies, Ltd	—	—	(87,914)	99,377	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$147,909,623	$12,498,019	$645,682

*	Subject to the terms of the offering memorandums of the Investment Funds.
**	Investment Fund held in ASGI Special Asset Holdings, Inc

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the year ended March 31, 2014. As of March 31, 2014, the Fund had unfunded capital commitments of $1,213,350.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2014:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

8.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscription and redemption rights, including any restrictions on the disposition of the interest, in its determination of the fair value of investments in Investment Funds. Investments in Investment Funds are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments and other financial instruments as of March 31, 2014 is as follows:

Description	Total Fair Value at March 31, 2014	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Purchased Options	$47,756	$47,756	$–	$
Credit Default Swaps	1,047	–	1,047
Liabilities
Written Options	(18,567)	(18,567)
Credit Default Swaps	(81,485)		(81,485)

Investment Funds
Asset-Backed Securities	28,272,506	–	10,830,170		17,442,336
Equity Special Situations	13,159,364	1,211,466	6,851,651		5,096,247
Event Driven/Distressed	30,541,280	–	5,054,535		25,486,745
Global Macro	25,737,866	2,816,181	11,861,229		11,060,456
Long/Short Equity	35,613,852	–	18,219,714		17,394,138
Relative Value	14,584,755	–	5,566,244		9,018,511
Total Investments	$147,858,374	$4,056,836	$58,303,105		$85,498,433

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2014.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

The following is a reconciliation of Level 3 investments for which the Fund cannot redeem its investment within 90 days of fiscal year end:

	Balance, as of April 1, 2013	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers out of Level 3	Balance, as of March 31, 2014
Investments in
Investment Funds
Asset-Backed Securities	$15,960,108	$39,925	$1,654,214	$5,006,370	$(261,660)	$2,448,549	$(7,405,170)	$17,442,336
Equity Special Situation	6,139,408	13,648	627,556	1,490,000	(270,000)	–	(2,904,365)	5,096,247
Event Driven/Distressed	14,079,636	277,263	3,317,220	6,711,650	(1,948,992)	5,588,075	(2,538,107)	25,486,745
Global Macro	6,966,386	–	(117,798)	5,800,000	–	465,328	(2,053,460)	11,060,456
Long/Short Equities	13,371,052	(127,540)	1,463,628	8,226,323	(984,312)	–	(4,555,013)	17,394,138
Relative Value	1,659,292	32,458	704,750	8,125,000	(208,913)	–	(1,294,076)	9,018,511
Total	$58,175,882	$235,754	$7,649,570	$35,359,343	$(3,673,877)	$8,501,952	$(20,750,191)	$85,498,433

All transfers into Level 3 during the period end were due to a portion of the Fund's investment in certain Investment Funds not being available for withdrawal within 90 days of fiscal year end. All transfers out of Level 3 during the period end were due to expiry of lock-up terms on certain Investment Funds and a portion of the Fund's investment in these Investment Funds now being available for withdrawal within 90 days of fiscal year end.

The following table is the net change in unrealized appreciation/(depreciation) for the year ended March 31, 2014 related to Level 3 investments in Investment Funds still held by the Fund as of March 31, 2014:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Asset-Backed Securities	$1,654,214
Equity Special Situation	627,557
Event Driven/Distressed	3,317,219
Global Macro	(117,797)
Long/Short Equities	1,339,935
Relative Value	719,961
Total	$7,541,089

9.  Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly. If the interval between the date of purchase of Shares and repurchase of Shares is less than 180 calendar days, then such repurchase will be subject to a 2% early withdrawal fee.

For the year ended March 31, 2014, transactions in the Fund's Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	430,285.487	$47,146,531	25,166.058	$2,685,068	(94,053.635)	$(10,145,773)
Class A	48,450.922	5,153,495	5,758.943	596,006	(997.537)	(105,519)
	478,736.409	$52,300,026	30,925.001	$3,281,074	(95,051.172)	$(10,251,292)

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

12.  Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the "Facility") with Royal Bank of Canada ("RBC"). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum and, (b) a commitment fee of 0.80% per annum. Effective March 27, 2014, the committed amount was increased from $4,000,000 to $6,000,000. For the year ended March 31, 2014, the Fund had weighted average borrowings of $589,041. The weighted average interest rate on borrowings for the year ended March 31, 2014 ranged from 0.18% to 3.25% plus a spread of 1.40%. As of March 31, 2014, there was no outstanding balance under the line of credit.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

For the year ended March 31, 2014, commitment fees of $32,526 were expensed and are included in the accompanying Consolidated Statement of Operations. There were no commitment fees payable to RBC as of March 31, 2014.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement.

13.  Federal Income Tax Information

The tax year end of the Fund is October 31. Accordingly, the amounts reported below reflect tax adjustments calculated at October 31, 2013.

(a)  Fund Income Tax

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature. The following reclassifications, which were a result of tax differences relating to passive foreign investment companies, capitalized expenses and foreign currency transactions, have no effect on net assets:

For the year ended March 31, 2014, the Fund decreased accumulated undistributed net investment loss by $2,366,453, decreased accumulated realized gain/(loss) by $5,744,388 and increased paid-in-capital by $3,377,935.

Distributions on the Fund’s Shares are generally subject to federal income tax to the extent they do not exceed the Fund’s earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. The tax basis components of distributable earnings as of October 31, 2013 (the Fund’s last tax-year end) were as follows:

Ordinary Income	$9,716,011
Long Term Capital Gain/(Loss) Carryover	$(596,364)
Unrealized Appreciation/(Depreciation)	$(2,604,497)

For the year ended March 31, 2014, the tax character of distributions paid by the Fund was all ordinary income. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

(b)  Domestic Blocker Income Tax

The Domestic Blocker recorded a provision for income tax expense (benefit) for the period ended March 31, 2014, in the amount of $83,618. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current	$90,615
Deferred	$(6,997)

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2014

As of March 31, 2014, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $37,577, resulting principally from differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation. The Domestic Blocker has a net deferred tax liability recorded as of March 31, 2014. Should a net deferred tax asset exist in the future, the Domestic Blocker will assess whether a valuation allowance should be booked to reserve against that asset.

As with the Fund, the Domestic Blocker has a tax year end of October 31. The provision for income taxes is booked based on information available through March 31, 2014. As of October 31, 2013, the Domestic Blocker had income taxes generated of $46,996 which contributed to the net deferred tax liability reported in these financial statements. The effect of the different book and tax year ends results in an additional timing difference that affects current taxes payable.

The statutory rate and effective rate is 35%.

The Domestic Blocker made several distributions to the Corbin Fund. These distributions were recorded as dividend income by the Corbin Fund to the extent of the earnings and profits of the Domestic Blocker. Any remaining distributions were characterized as a return of capital. For the tax year ended October 31, 2013, the Domestic Blocker had $138,222 of earnings and profits.

14.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.

The Fund received additional subscriptions of $4,676,000.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited)

The Board of Managers of the Funds and the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Members of the Fund’s Board of Managers ("Managers") are not required to hold Shares of the Fund. A majority of the Managers are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.

The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act (an "Interested Manager"), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years

Adam Taback* Age: 43	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dean Age: 58	Manager	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, 1998-2013.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 41	Manager	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years

Stephen Golding Age: 65	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010; Executive Vice President, Finance and Administration, Cornell University, 20052009.	4
Manager, Washington College, since 2003; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Manager, Wells College, since September 2012.

James Hille Age: 52	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	4
Manager, Employees Retirement System of Fort Worth, 2007-2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Manager, Communities Foundation of Texas, since 2012; Manager, Trinity Valley School, since 2009; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Board of the Texas State Treasury Safekeeping Trust and the Employee Retirement System of Texas, since 2011; Manager, Silver Ventures Inc., since 2012.

Jonathan Hook Age: 56	Manager	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 67	Manager	Since 2011	Self-employed; Board Director and Consultant.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Trustees, ASGI Agility Income Fund, since 2011; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director, Grail Advisors ETF Trust (5 Funds) 20092011; Director, Genworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director, Sitoa Global Inc., since 2012; Director, Varian Semiconductor Equipment Associates, from 2004 to 2011; Director, Merriman Holdings, Inc., since 2003; Director, Owens Realty Mortgage Inc., since 2013; Manager, Cambria ETF Funds, since 2013; Director, North Bay Bancorp from 2006 to 2007.

*    Indicates an Interested Manager.

(1)  As of March 31, 2014.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

(2)
Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed with or without cause, at any meeting of the Shareholders by a vote of the Shareholders owning at least two-thirds of the outstanding Shares.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

Principal Officers who are not Managers:

Principal Occupation During Past Five
Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Years
Michael Roman Age: 33	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 40	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.

Lloyd Lipsett Age: 49	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

Jeffrey Minerva Age: 32	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006

Doretta Dunegan Age: 57	Chief Compliance Officer, Secretary	Since August 1, 2011
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC, from 2005 to 2011; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Sean M. Nicolosi Age: 41	Chief Operating Officer	Since 2014
Chief Operating Officer and Director, Alternative Strategies Group, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., since 2014; Vice President and Operations Manager, Alternative Strategies Group, Inc., 20122014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Alternative

(1)	As of March 31, 2014.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $73,500 for 2013 and $110,000 for 2014.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $65,000 for 2013 and $38,000 for 2014. The registrant’s principal accountant provided tax compliance services to the registrant, including reviewing tax filings and advising the registrant with respect to various tax-related matters.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Revised as of February 28, 2013

Audit Committee of
ASGI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

3

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.          Audit Services

The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.         Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.         Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

4

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.         Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1) Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.

VII.        Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

5

EXHIBIT A

ASGI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of February 28, 2013

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:
	■	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR
■
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	■	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company
	■	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards
Other audit and special reports including, but not limited to:
All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting
Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

6

Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
	■	Separate audit reports in connection with Rule 17f-2 security counts
	■	Various governmental agencies tax authorities and Fund mergers
Tax Services Tax services	Recurring tax services including, but not limited to:
	■	Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns
	■	Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) 100%

(d) Not Applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $65,000 for 2013 and $38,000 for 2014.

7

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Corbin Capital Partners, L.P.  The Proxy Voting Policies are set forth below.

CORBIN CAPITAL PARTNERS, L.P.

PROXY VOTING POLICY AND PROCEDURES

I. Statement of Policy

Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Corbin Capital Partners, L.P. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. The Adviser largely provides investment advice to “funds-of-funds” that principally invest in private investment funds and, as such, the client portfolios over which it has investment discretion generally do not hold exchange-traded securities, but rather hold interests in private investment funds that periodically solicit votes or consents. The fund of-funds may, however, hold exchange-traded securities, either directly or through a managed account which the Adviser retains proxy voting responsibility for, and any related proxies shall be voted in accordance with the policies and procedures outlined below. Most communications from a private investment fund soliciting a consent or vote, however, will be considered a proxy for purposes of these procedures.

II. Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Compliance Officer’s designee.  The Compliance Officer’s designee will:

•	Keep a record of each proxy received;

8

•	Determine which clients managed by the Adviser invest in the private fund or other security to which the proxy relates;

•	Forward the proxy to the applicable portfolio manager and/or analyst of the client (hereafter referred to as “Portfolio Manager”) managed by the Adviser to which the proxy relates;

•
Provide the Portfolio Manager with a copy of the proxy and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned prior to the vote taking place; and

•
Absent material conflicts (see Section IV below), the Portfolio Manager will, in consultation with various other personnel of the Adviser, determine how the Adviser should vote the proxy following the procedures outlined below. The Portfolio Manager or another Adviser employee will notify the Compliance Officer’s designee how the Adviser will vote a proxy. The Compliance Officer’s designee, together with the designated employees of the Adviser, are responsible for (i) instructing the custodian to the private investment fund how to vote the proxy and/or (ii) ensuring that the proxy is mailed and completed in a timely and appropriate manner. Proxies relating to private investment funds are generally completed by the custodian of the private fund to which the proxy relates.

III. Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of its clients. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•
Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors or otherwise have an adverse effect on investors, and, in such event, the Adviser would oppose management’s recommendation only if it were in the best interests of the client.

IV. Conflicts of Interest

The Compliance Officer (or his designee) will seek to identify any conflicts that exist between the interests of the Adviser and its clients.

If a material conflict exists, the Compliance Officer (or his designee) will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the Adviser determines that it is not in the best interests of the client, or in the case of an ERISA client, determines that the conflict affects the Adviser’s best judgment as an ERISA fiduciary, the Adviser will determine whether it is appropriate to disclose the conflict to the affected clients and will engage a third party to vote the proxies involved.

9

V. Disclosure

1.
The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the private investment fund or other security to which the proxy relates, (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.
A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated to the extent any revision to these policies and procedures requires revising such summary. The Compliance Officer or his designee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing, as an included component of the Form ADV Part 2 distribution or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

The Compliance Officer or his designee will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.

•	A copy of each proxy statement or similar solicitation that the Adviser receives.

•	A record of each vote that the Adviser casts.

•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

•
A copy of each written client request for information on how the Adviser voted, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the registrant (the “Subadviser”).

Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

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Craig Bergstrom.  Mr. Bergstrom is the Chief Investment Officer of the Subadviser and is responsible for investment research and portfolio management at the firm.  He also has direct investment research responsibilities for the Subadviser's investments in credit and relative value strategies.  Prior to joining the Subadviser in January 2002, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterloo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy.  Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley.  Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

Robert Zellner.  Mr. Zellner is a Portfolio Manager at the Subadviser and is responsible for fundamental research and portfolio management, with a focus on global macro strategies.  Prior to joining the Subadviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products.  Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships.  Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Other Accounts Managed Table
(As of March 31, 2014)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Subadviser Portfolio Managers	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Craig Bergstrom	0	0	6	$3,798,626,876	2	$386,701,897
Robert Zellner	0	0	1	$86,532,249	0	0

* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account

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The following are the number of accounts and respective total assets managed by the Subadviser that may pay a performance-based fee:

Performance-Based Fee Accounts Information
(As of March 31, 2014)

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	0	5	$3,798,626,876	1	$180,092,116

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not intentionally favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will not intentionally favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to ensure that the Subadviser is not unfairly favoring any accounts. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters, current positions of the accounts and other factors deemed relevant by the Subadviser in its sole discretion.  See ASGI Corbin Multi-Strategy Fund, LLC Private Placement Memorandum for additional information on potential conflicts of interest.

(a)(3)           Compensation Structure of Portfolio Manager(s) or Management Team Members

As of March 31, 2014

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All professionals of the Subadviser are compensated with a base salary and annual bonus, based on individual performance and overall profitability of the Subadviser, aligning compensation with performance.  The Subadviser Portfolio Managers are partners of the Subadviser and as such participate in the profitability of the business based on their ownership percentage.  Subadviser also offers select non-partners a deferred compensation program pursuant to which deferred amounts are pegged to the performance of selected funds managed by the Subadviser and vest over pre-determined time periods.  Compensation is generally determined by senior management and the general partner of the Subadviser. The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)      Disclosure of Securities Ownership

As of March 31, 2014

None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

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(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*		/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	06/02/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	06/02/14

By (Signature and Title)*		/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	06/02/14

* Print the name and title of each signing officer under his or her signature.

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